UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2011

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Newport Center Drive, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (949) 480-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 24, 2011, Acacia Research Corporation (the “Company”) entered into an Underwriting Agreement (the “Agreement”) with Barclays Capital Inc., pursuant to which the Company agreed to offer and sell up to 5,750,000 shares of the Company’s common stock, $0.001 par value per share (the “Shares”), in an underwritten public offering (the “Offering”).  The Company estimates that net proceeds to the Company from the Offering, after underwriting discounts and estimated offering expenses, will be approximately $175,200,000.  The Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Shares are being offered and sold under a prospectus supplement that has been filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Act”), in connection with an offering pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333- 173045).  The Offering is expected to settle on March 30, 2011.

The Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.  The description of the material terms of the Agreement is qualified in its entirety by reference to such exhibit.  The representations and warranties made by the parties to the Agreement were made solely for purposes of the Agreement and to allocate risk between the parties.  You should not rely on the representations, warranties and covenants in the Agreement.  The opinion of the Company’s counsel regarding the validity of the Shares being issued and sold in connection with the Agreement is filed as Exhibit 5.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit Number	Description
1.1	Underwriting Agreement dated March 24, 2011 by and between Acacia Research Corporation and Barclays Capital Inc.
5.1	Opinion of Stradling Yocca Carlson & Rauth.
23.1	Consent of Stradling Yocca Carlson & Rauth (contained in its opinion filed as Exhibit 5.1).
99.1	Press Release, dated March 24, 2011.
99.2	Press Release, dated March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: March 29, 2011	By:	/s/ Clayton J. Haynes
Clayton J. Haynes
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated March 24, 2011 by and between Acacia Research Corporation and Barclays Capital Inc.
5.1	Opinion of Stradling Yocca Carlson & Rauth.
23.1	Consent of Stradling Yocca Carlson & Rauth (contained in its opinion filed as Exhibit 5.1).
99.1	Press Release, dated March 24, 2011.
99.2	Press Release, dated March 25, 2011.